UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 18, 2008

Dynacq Healthcare, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-21574	76-0375477
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

10304 Interstate 10 East, Suite 369
Houston, Texas 77029
(Address of principal executive offices and zip code)

(713) 378-2000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01          Other Events.

         In a press release issued on September 18, 2008, the Company announced that its Surgery Specialty Hospitals of America – Southeast Houston Campus located in Pasadena, Texas has been temporarily closed because of damages sustained as a result of Hurricane Ike.

         A copy of the press release issued September 18, 2008 is attached as Exhibit 99.1 to this Form 8-K.

Item 9.01          Financial Statements and Exhibits

         (c) Exhibits.

Exhibit Number               Description
--------------------                ----------------
*Exhibit 99.1                    Press Release dated September 18, 2008.

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* Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dynacq Healthcare, Inc.

By: /s/ Philip S. Chan
Philip S. Chan
Chief Financial Officer

Date:	September 18, 2008

Exhibit Index

 Exhibit Number              Description
---------------------              ----------------
*Exhibit 99.1                    Press Release dated September 18, 2008.

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  Filed herewith